EXHIBIT INDEX

          Exhibit No.                        Description

          1-A            -    Form  of  Underwriting Agreement  relating to
                              Preferred Securities.

          3-D            -    By-Laws of  Met-Ed Preferred Capital,  Inc. -
                              Incorporated by reference to Exhibit A-2, Application on Form U-1, SEC File No. 70-
                              8401.


          4-A            -    Form  of  Subordinated Debenture  Indenture -
                              Incorporated by reference to Exhibit A-8, Application on Form U-1, SEC File No. 70-
                              8401.

          4-A(1)         -    Cross-reference sheet showing location in the
                              Subordinated    Debenture    Indenture     of
                              provisions of Sections 310(a) through 318(a) of the Trust Indenture Act of 1939.

          4-C            -    Form of Subordinated Debenture - Incorporated
                              by reference  to form of  Deferrable Interest
                              Subordinated Debenture  contained in  Exhibit
                              4-A.


          4-D            -    Revised   form   of  Payment   and  Guarantee
                              Agreement.

          5-A            -    Opinion of Berlack, Israels & Liberman.

          5-B            -    Opinion of Ryan, Russell, Ogden & Seltzer.

          5-C            -    Opinion of Richards, Layton & Finger, P.A.

          8              -    Opinion of Carter, Ledyard & Milburn.

          23-A           -    Consent  of  Berlack,   Israels  &   Liberman
                              (included in their  opinion filed as  Exhibit
                              5-A).


          23-B           -    Consent  of  Ryan, Russell,  Ogden  & Seltzer
                              (included  in their opinion filed as  Exhibit
                              5-B).


          23-C           -    Consent of  Richards, Layton  & Finger,  P.A.
                              (included in  their opinion filed  as Exhibit
                              5-C).


          23-D           -    Consent   of   Carter,   Ledyard  &   Milburn
                              (included in their  opinion filed as  Exhibit
                              8).


          24-A           -    Certified copy of resolution of the Executive
                              Committee of the Company's Board of Directors


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                              authorizing  attorney-in-fact  to   sign  the
                              registration statement.


             _____________

               The Exhibits listed above which have heretofore been filed with the Securities and Exchange Commission and which are designated in prior filings as noted above, are hereby incorporated by reference and made a part hereof with the same effect as if filed herewith.
















































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                            EXHIBITS TO BE FILED BY EDGAR




               Exhibits:

               1-A            -    Form of Underwriting  Agreement relating
                                   to Preferred Securities.

               4-A(1)         -    Cross-reference  sheet showing  location
                                   in the Subordinated Debenture Indenture of provisions of Sections 310(a) through 318(a) of the Trust Indenture Act of
                                   1939.

               4-D            -    Revised  form  of Payment  and Guarantee
                                   Agreement.

               5-A            -    Opinion of Berlack, Israels & Liberman.

               5-B            -    Opinion  of  Ryan,   Russell,  Ogden   &
                                   Seltzer.

               5-C            -    Opinion  of  Richards, Layton  & Finger,
                                   P.A.

               8              -    Opinion of Carter, Ledyard & Milburn.

               24-A           -    Certified  copy  of  resolution  of  the
                                   Executive  Committee  of  the  Company's
                                   Board of Directors authorizing attorney-
                                   in-fact   to   sign   the   registration
                                   statement.

























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